When recorded please return to:
 Saba Petroleum, Inc.
 201 N. Salsipuedes St., Suite 104
 Santa Barbara,CA 93103


                                      (Space above line for Recorder's use)
                                                                ASSIGNMENT
          Geo Petroleum, Inc., 25660 Crenshaw Blvd., Torrance, California 90505, hereinafter referred to as "Assignor," for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, does hereby assign and convey, WITHOUT WARRANTIES OR COVENANTS OF TITLE, EITHER EXPRESS OR IMPLIED, unto Saba Petroleum, Inc., 201 N.
 Salsipuedes St., Suite 104, Santa Barbara, California 93103, hereinafter referred to as "Assignee," two thirds (2/3) of Assignor's right, title and interest in and to properties described in Exhibit "A," attached hereto and made a part hereof, including, but not limited to two thirds (2/3) of Assignor's right, title and interest in, to and under the following (the "Assets"):

                   (a) The oil, gas and other  mineral  leasehold  interests
described  in Exhibit "A"  attached hereto and made a part
 hereof,           insofar as such cover and  affect the lands,  substances  and depths described in Exhibit "A"; (b) The wells, equipment and facilities located on the lands described in Exhibit "A" or for use  directly in the
 operation ofthe interests described in Exhibit "A";
                   (c) Oil,  condensate,  natural gas liquid  produced abler the
 Efffective  Date,  inventory, including  'line fill" and
 inventory         below the pipeline  connection in tanks,  attributable to the interests described in Exhibit "A"; (d) All contracts and agreements concerning the interests described in Exhibit "A";

                   (e) All surface use agreements, easements, rights of way, incenses, authorizations, permits, and similar rights and interests applicable to, or used or useful in connection with, any or all ofthe interests described in Exhibit "A".

          Equipment, wells and personal property located on or used directly in the operation of the Assets are assigned AS IS AND WHERE
 IS. AND WITHOUT WARRANTY OF MERCHANTABILITY. CONDITION OR FITNESS FOR A PARTICULAR PURPOSE. EITHER EXPRESS OR IMPLIED.
          From and after the Closing Date, Assignee agrees to comply with any and all laws, ordinances, rules and regulations with respect to the Assets, where applicable, ordinances, laws, rules and regulations governing the plugging of wells, the compliance with laws or rules regarding inactive or unplugged wells, including bonding requirements, and the use of explosives in shooting or pulling of casing and tubing. Assignee agrees that it shall properly obtain and maintain all permits required by public authorities on the Assets contained herein. Assignee certifies and acknowledges that it has all the necessary incenses under applicable state and federal law to accept assignment of the property.
          TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns, forever.
          The terms and conditions contained herein shall constitute covenants running with the land, and shall be binding upon, and for the benefit of; the respective successors and assigns of Assignor and Assignee.
                                                                    1

              This Assignment is made subject to all of the terms and conditions of that Agreement for Assignment of Leases by and between Saba Petroleum, Inc.
       and Geo Petroleum Inc. dated December,1996.

    This Assignment shall be effective as of December, 1996, at 7:00 a.m. local time where the Assets are located.
   EXECUTED THIS 20 day of December, 1996.

 ASSIGNOR:
 GEO PETROLEUM, INC.

 By:

 Title:


 ASSIGNEE:
 SABA PETROLEUM, INC

By:


Title:

 CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

STATE OF CALIFORNIA
 COUNTY OF LOS ANGELES
On December 19, 1996 before me, George M. Kivett, Notary Public, personally appeared George T. Raydon, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.
  WITNESS my hand and official seal.


 Signature ___________________


 STATE OF CALlFORNlA
 COUNTY OF Santa Barbara
 On December 20, 1996 before me, Tiffany G. White, Notary Public, personally appeared Larry R. Burroughs, (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

  WITNESS my hand and official seal.


  Signatur&: ___________________

ILLEGIBLE NOTARY SEAL DECLARATION
 (GOVERNMENT CODE 27361.7)

 Icertify  under  penalty of perjury  that the notary  seal on the  document  to which this statement is attached reads as follows:
          Narme of Notary Larry R. Burroughs
          Commission No. 101982 NNA1
          Date Commission Expires April 22, 1998
          Vendor I.D. No. NNA1
          Date and Place of Notary Execution 20 December 1996

          Date and Place of This Declaration Santa Barbara

    Signature __________________________
    Firm Name (if any) Saba Petroleum, Inc.



                                                                  Exhibit "A"

                                                          Attached to and Made Part of
                                                     Assignment of Leases Dated, December   , 1996
                                                         Ventura County, California


  LESSOR                         LESSEE                  DATE             RECORDING DATA              DESCRIPTION OF PROPERTY

  Vaca Tar Sand Unit Leases

  E.E. Lenox, Single Man      Raleigh P. Trimble         04~24-34         Book   426 Page:241     Part of the Rancho el Rio a la
                                                                                                  Colonia known as the west 80
                                                                                                  acres of the 119.24 acres in
                                                                                                  subdivisions numbered 53 and 54,
                                                                                                  lying between the Storms Road,
                                                                                                  the Railroad and the Wolff Road,
                                                                                                  containing 80 acres.

  John Hollis Lenox and       Exeter Oil Company         06-04-46         Book    777 Page:232    39 acres, more or less, out of
  Alice Lenox                 Ltd. and Vaca Oil Company                                           subdivion 53 of Rancho el Rio d
                                                                                                  Santa Clara o la Colina


  W.R Livingston              Raleigh P. Trimble         04~26-34         Book:   461 Page:267    159.5 acres, more or less out of
                                                                                                  subdivision 53 of Rancho el Rio
                                                                                                  de Santa Clara 0 la Colonial

  Robert S. Livingston        Raleigh P. Trimble         04-26-34         Book:   460 Page: 478   Insofar and only insofar as leas
  and Mayrie Daily                                                                                covers 149.10 acres, more or
  Livingston, his wife                                                                            less out of subdivision 53 and
                                                                                                  55 of Rancho el Rio de Santa
                                                                                                  Clara O la Colonia.






Exhibit "A"

                                               Attached to and Made Part of
                                               Assignment of Leases Dated,
                                     December , 1996 Ventura County, California
                                                        (Continued)



 LESSOR                    LESSEE                 DATE            RECORDING DATA      DESCRIPTION OF PROPERTY
                                                                  Document Number
 Non-Unit Lease

Clarence W. Hunsucker,    Sun Operating Limited   04-02-86         86-128442          Parcels B. C ~ D of Subdivision 55 of the
J. Thomas Hunsucker       Partnership                                                 Rancho E1 Rio De Santa Clara O'La
and Evelyn                                                                            Colonia in the County of Ventura State of
Hunsucker AKA Evelyn N                                                                California, according to the map recorded
Hunsucker,AKA Eva Newman                                                              in Book 3, page 112 of rnaps, in the office
Hunsucker                                                                             of the County Recorder of said county.
Trustees of the Thomas                                                                Together with those portions of Sturgis
O. Hunsucker Family Trust;                                                            Road, Pleasant Valley Road, and Wood Road as
Clarence W.                                                                           said roads are shown on said map lying
Hunsucker Estate                                                                      northerly, northwesterly, and westerly
as Executor of the                                                                    respectively of the centerline of said
of Thomas O.Hunsucker                                                                 roads.EXCEPT that portion of said land lying
 deceased                                                                             northerly of the following  described and
                                                                                      line: Beginning at a point in the centerline
                                                                                      of Wood Road, distant thereon South 0(degree)
                                                                                      23' 58" West 1182.96 feet from the
                                                                                      intersection thereof with the westerly
                                                                                      prolongation of the northerly line of
                                                                                      subdivision 58 of said Rancho; thence, 1st:
                                                                                      North  88(degree)  48' 34"  West  3376.48
                                                                                      feet  more or less to a point  in the
                                                                                      westerly line of said Subdivision 55.